                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               Date of report (Date of earliest event reported):
                         March 24, 2008 (March 18, 2008)


                               LIZ CLAIBORNE, INC.
                -------------------------------------------------
                  (Exact name of registrant as specified in its
                                    charter)


     DELAWARE                           001-10689              13-2842791
----------------------------       ------------------      --------------------
     (State or other               (Commission file            (I.R.S. Employer
     jurisdiction of                  number)                Identification No.)
      incorporation)



                    1441 BROADWAY, NEW YORK, NEW YORK, 10018
        ----------------------------------------------------------------
                    (Address of Principal Executive Offices)



            Registrant's Telephone Number, Including Area Code: (212) 354-4900
                                                                --------------





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Liz Claiborne, Inc. (the "Company"), is filing this Current Report on Form 8-K (the "8-K") to report that on March 18, 2008, the Compensation Committee of the Board of Directors took action under the Company's stockholder approved 2005 Stock Incentive Plan and approved the issuance of Stock Options and Performance Share in accordance with the Company's equity granting policy to certain of its employees, including certain of the Company's executive officers. Performance Shares are earned based on the achievement of certain profit generation and return on capital targets, 50% for performance in 2008 and 50% for performance in 2010; the number of shares earned will range from 0 to 200% of the target amount, and no shares will earned before the end of 2010 performance period. Awards include the following:



NAME AND TITLE                                              NUMBER OF                     TARGET NUMBER OF
                                                         STOCK OPTIONS                     PERFORMACE SHARES

William McComb-- Chief Executive Officer                   325,000                                81,000
Michael Scarpa-- Chief Operating Officer                    90,000                                23,000
Andrew Warren-- Chief Financial Officer                     81,000                                20,000





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SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LIZ CLAIBORNE, INC.


     Dated:   March 24, 2008        By:      /s/ Nicholas Rubino
                                             -----------------------------------
                                    Name:    Nicholas Rubino
                                    Title:   Vice President - General Counsel
                                             and Secretary